SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                April 15, 1997
        ----------------------------------------------------------------
                 Date of Report (Date of earlier event reported)




                            360 COMMUNICATIONS COMPANY
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware               1 - 14108                   47-0649117
----------------------   -------------------   --------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                  8725 W. Higgins Road, Chicago, Illinois 60631
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




                                 (773) 399-2500
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.


         On April 15, 1997, 360 Communications Company (the "Company") issued a press release announcing the consolidated operating results of the Company and its subsidiaries for the first quarter of 1997. A copy of such press release is attached hereto as Exhibit 1. Also on April 15, 1997, the Company issued a press release announcing the authorization by its board of directors of a program to repurchase up to 3 million shares of the Company's common stock through May 1, 1998. A copy of such press release is attached hereto as Exhibit 2.




Item  7.  Financial Statements and Exhibits.

         (c)  Exhibits.


         Exhibit 1: Press Release issued by 360 Communications Company on April 15, 1997 announcing the consolidated operating results of the Company and its subsidiaries for the first quarter of 1997.

         Exhibit 2: Press Release issued by 360 Communications Company on April 15, 1997 announcing the authorization by its board of directors of a program to repurchase up to 3 million shares of the Company's common stock through May 1, 1998.

                                SIGNATURE


       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             360  Communications Company


                                             By: /s/ Gary L. Burge
                                                 Gary L. Burge
                                                 Senior Vice President - Finance




Date:  April 15, 1997

                                    EXHIBIT INDEX


Exhibit
   No.                             Description of Exhibits
--------                         ----------------------------

   1 Press Release issued by 360 Communications Company on April 15, 1997 announcing the consolidated operating results of the Company and its subsidiaries for the first quarter of 1997.

   2 Press Release issued by 360 Communications Company on April 15, 1997 announcing the authorization by its board of directors of a program to repurchase up to 3 million shares of the Company's common stock through May 1, 1998.

360   Communications....Corporate   Communications....8725   W.  Higgins
Road....Chicago, Illinois 60631....(773)399-2200

                                                           FOR IMMEDIATE RELEASE

MEDIA:
Sal Cinquegrani   Margaret Kirch Cohen
(773) 399-2783    (773) 399-2385

ANALYSTS:
Dave Gould
(773) 399-2284


                360 REPORTS RECORD FIRST QUARTER CUSTOMER GROWTH

         (Chicago) April 15, 1997 -- Chicago-based 360 Communications Company (NYSE:XO) today reported its best-ever first quarter customer growth and posted higher revenues, operating cash flow and net income.
         360 added a record 125,000 net customers during the quarter, up 32 percent from 95,000 during the first quarter of 1996. 360 closed the period with nearly 2.3 million customers, up 39 percent over the prior year. The company said its strong customer gain was bolstered by brand positioning and promotional activities.
         "Competition continues to heat up for wireless service, both from cellular providers and from new Personal Communications Services (PCS) competitors, and 360 is meeting the challenge," said Dennis E. Foster, president and chief executive officer of 360 Communications. "We're positioning 360 as a company that's easy to do business with and one that delivers real value to our customers. Our efforts have been successful, and we're extremely pleased with the company's outstanding customer growth and the fundamentals of our cellular business. In fact, we're experiencing very strong growth in most of our markets, including those where we've seen new competition from PCS providers."

360 Reports First Quarter Results

         360 reported total operating revenues of $307 million during the first quarter of 1997, up 28 percent from $240 million in the same period last year. Consolidated service revenues were $294 million, including $2 million for residential long distance. Cellular service revenues during the quarter were $292 million, up 27 percent from $231 million reported in the first quarter of 1996.
         For the first quarter of 1997, 360 reported cellular operating cash flow of $92 million, excluding a loss of $4 million for residential long distance. This represents a 16 percent increase over $79 million reported in the first quarter of 1996. Cellular operating cash flow as a percentage of cellular service revenues was 31 percent for the quarter, compared with 34 percent for the same period last year.
         360 reported net income of $9.4 million, or 8 cents per share, for the first quarter of 1997, up 35 percent from $7 million, or 6 cents per share, for the first quarter of 1996.
         The company reported a market penetration rate of 9.4 percent, compared with 7.8 percent for the first quarter of 1996. 360's total market penetration is among the highest in the industry. At March 31, 1997, 360 had more than 15 percent penetration in 11 markets.
         "As previously announced, our first quarter results were impacted by cellular cloning fraud and the implementation of simplified roaming rate plans. Fraud is an ongoing struggle in the wireless industry. We have put systems in place to achieve an appropriate balance between fraud prevention and customer convenience," Foster said.
         Chicago-based 360 Communications provides wireless voice and data services to nearly 2.3 million customers in more than 100 markets in Alabama, Florida, Illinois, Indiana, Iowa, Kentucky, Nevada, New Mexico, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas, Virginia and West Virginia. The company also offers residential long distance and paging services. In addition to the New York Stock Exchange, 360 Communications' stock is listed on the Chicago and Pacific stock exchanges under the symbol XO.

                                       ###

To obtain copies of the company's Form 10-K, 10-Qs, or copies of quarterly earnings and other recent news releases issued by the company, please call toll-free 1.888.360.INFO (1.888.360.4636), 24 hours a day, seven days a week. 360 Communications' news releases are also available through PR Newswire and can be accessed by calling (800) 578-7888, #111849. 360's Internet address is www.360.com.

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                (In thousands,except share and per share amounts)
                                   (Unaudited)



                                                      For the Three Months
                                                        Ended March 31,
                                               ---------------------------------
                                                  1997                1996 (2)
                                               -----------          ------------
Operating Revenues
Service revenues                               $  293,970           $   230,754
Equipment sales                                    12,876                 8,941
                                               -----------          ------------
     Total operating revenues                     306,846               239,695
                                               -----------          ------------

Operating Expenses
Cost of service                                    41,489                22,139
Cost of equipment sales                            28,449                20,609
Other operations expense                           14,993                12,543
Sales, marketing and advertising expenses          60,581                46,970
General, administrative and other expenses         73,092                58,014
Depreciation and amortization                      45,529                32,997
                                               -----------          ------------
     Total operating expenses                     264,133               193,272
                                               -----------          ------------

Operating Income                                   42,713                46,423
Interest expense                                  (31,190)              (29,828)
Minority interests in net income
   of consolidated entities                        (9,709)              (10,464)
Equity in net income of
   unconsolidated entities                         13,163                 9,672
Other income, net (1)                               3,014                   459
                                               -----------          ------------
Income before income taxes                         17,991                16,262
Income tax expense                                  8,546                 9,282
                                               -----------          ------------
     Net income                                $    9,445           $     6,980
                                               ===========          ============

Earnings per share                             $     0.08           $      0.06
                                               ===========          ============

Weighted average shares
   outstanding                                    123,422               117,035
                                               ===========          ============


 (1) In January 1997, the Company recognized a gain of $3 million ($2 million, net of tax) in connection with the divestiture of its ownership interests in two of its unconsolidated entities.

 (2)   Certain  1996  amounts   have  been   reclassified   to  conform  to  the
       presentation used in 1997.

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                           CONSOLIDATED OPERATING DATA
                                   (Unaudited)



                                                    For the Three Months Ended
                                                        and as of March 31,
                                                --------------------------------
                                                     1997              1996
                                                --------------     -------------

Consolidated
EBITDA (in thousands)                            $     88,242      $     79,420
EBITDA margin                                          30.02%            34.42%
Capital expenditures (in thousands)              $     23,273      $     56,776
Cellular
Controlled POPs                                    24,358,200        20,938,734
Controlled customers                                2,280,938         1,643,009
Gross customer additions (1)                          254,072           178,586
Net customer additions (1)                            124,526            94,605
Average customers                                   2,219,930         1,560,815
Churn                                                   1.87%             1.79%
Penetration                                             9.36%             7.85%
Service revenue per average customer per month   $      43.91     $       49.28
Cost to acquire a new customer (2)               $        290     $         328
Long Distance
Revenue (in thousands)                           $      1,518     $       -----
EBITDA (in thousands)                            $     (3,688)    $       -----


 (1) There were 46,647 customers added through acquisitions in the first quarter of 1996. The 1996 amounts exclude customer base acquired.

 (2) Cost to acquire a new customer includes sales, marketing and advertising expenses and the gross margin on equipment sales.

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                 (In thousands)
                                   (Unaudited)



                                                   March 31,        December 31,
                                                     1997              1996
                                                 -------------     -------------
          ASSETS

Current Assets
Cash and cash equivalents                         $     8,670       $     2,554
Accounts receivable, less allowances
  of $5,319 and $5,730,  respectively                  90,197           102,483
Other receivables                                      31,023            27,090
Unbilled revenue                                       32,828            35,712
Inventory                                              39,060            35,908
Deferred income taxes                                   9,772             8,462
Prepaid expenses and other                             14,202            16,634
                                                  ------------      ------------
    Total current assets                              225,752           228,843
                                                  ------------      ------------

Property, plant and equipment                       1,519,435         1,499,407
Less: accumulated depreciation                        452,246           415,981
                                                  ------------      ------------
Property, plant and equipment, net                  1,067,189         1,083,426
                                                  ------------      ------------

Investments in unconsolidated entities                356,220           349,231
Intangibles, net                                    1,145,353         1,136,587
Other assets                                           15,225            13,982
                                                  ------------      ------------
    Total assets                                  $ 2,809,739       $ 2,812,069
                                                  ============      ============

          LIABILITIES AND SHAREOWNERS' EQUITY

Current Liabilities
Trade accounts and other payables                 $   153,013       $   227,654
Short-term borrowings                                  13,750            43,750
Advance billings                                       29,446            28,314
Accrued taxes                                          15,608            17,951
Accrued agent commissions                               7,060            12,089
Other                                                  19,608            21,090
                                                  ------------      ------------
    Total current liabilities                         238,485           350,848
                                                  ------------      ------------

Long-term debt                                      1,799,513         1,699,778
                                                  ------------      ------------

Deferred Credits and Other Liabilities
Deferred income taxes                                 116,476           113,005
Postretirement and other benefit obligations            5,915             5,855
                                                  ------------      ------------
    Total deferred credits and other liabilities      122,391           118,860
                                                  ------------      ------------

Minority interests in consolidated entities           176,143           180,083
                                                  ------------      ------------

Shareowners' Equity
Common stock                                            1,233             1,233
Additional paid-in capital                            773,461           772,199
Accumulated deficit                                  (301,487)         (310,932)
                                                  ------------      ------------
    Total shareowners' equity                         473,207           462,500
                                                  ------------      ------------
    Total liabilities and shareowners' equity     $ 2,809,739       $ 2,812,069
                                                  ============      ============

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (In thousands)
                                   (Unaudited)



                                                          For the Three Months
                                                             Ended March 31,
                                                      --------------------------
                                                         1997           1996
                                                      -----------  -------------
Operating Activities
Net income                                            $    9,445   $      6,980
Adjustments to reconcile net income to net
  cash (used for) provided by operating activities:
     Depreciation and amortization                        45,529         32,997
     Deferred income taxes                                 2,161          6,930
     Gain on sale of cellular investments                 (3,029)
     Equity in net income of unconsolidated
       entities, net of distributions                     (7,803)        (5,876)
     Minority interests in net income of
       consolidated entities                               9,709         10,464
     Changes in operating assets and liabilities,
          excluding acquisitions
        Receivables, net                                  15,170          4,663
        Other current assets                              (4,389)          (363)
        Trade accounts and other payables                (75,932)        12,965
        Accrued expenses and other
            current liabilities                           (7,763)       (18,604)
        Noncurrent assets and liabilities, net            (1,112)           (39)
     Other, net                                            1,178            (69)
                                                      -----------  -------------
Net Cash (Used for) Provided by Operating Activities     (16,836)        50,048
                                                      -----------  -------------

Investing Activities
Capital expenditures                                     (23,273)       (56,776)
Acquisitions and divestitures                            (20,924)      (109,613)
Other, net                                                                 (933)
                                                      -----------  -------------
Net Cash Used for Investing Activities                   (44,197)      (167,322)
                                                      -----------  -------------

Financing Activities
Net (payments) borrowings under bank revolving
  credit facility                                       (100,000)       527,000
Proceeds from long-term debt                             200,000        900,000
Debt issuance costs                                       (1,609)       (15,229)
Net short-term payments                                  (30,000)
Increase in advances from affiliates                                    135,892
Contributions from minority investors                                     3,372
Distributions to minority investors                       (2,040)        (3,673)
Repayment of advances from affiliates                                (1,400,000)
Other, net                                                   798         (3,937)
                                                      -----------  -------------
Net Cash Provided by Financing Activities                 67,149        143,425
                                                      -----------  -------------

Increase in Cash and Cash Equivalents                      6,116         26,151
Cash and Cash Equivalents at Beginning of Period           2,554         19,023
                                                      -----------  -------------
Cash and Cash Equivalents at End of Period            $    8,670   $     45,174
                                                      ===========  =============

360   Communications....Corporate   Communications....8725   W.  Higgins
Road....Chicago, Illinois 60631....(773)399-2200

                                                           FOR IMMEDIATE RELEASE

MEDIA:
Margaret Kirch Cohen
360 Communications
(773) 399-2385

ANALYSTS:
Dave Gould
(773) 399-2284

                   360 COMMUNICATIONS ANNOUNCES STOCK BUYBACK

         (CHICAGO) -- April 15, 1997 -- 360 Communications Company (NYSE:XO) today announced that its board of directors has authorized a program to repurchase up to 3 million shares of the company's common stock through May 1, 1998. The shares may be purchased from time to time on the open market at prevailing prices, subject to market conditions.
         360 Communications, which became an independent company following its March 1996 spinoff from Sprint Corporation, has approximately 123.3 million shares outstanding.
         Chicago-based 360 Communications provides wireless voice and data services to nearly 2.3 million customers in more than 100 markets in 16 states. The company also offers residential long distance and paging services. In addition to the New York Stock Exchange, 360 Communications' stock is listed on the Chicago and Pacific stock exchanges under the symbol XO.

                                       ###

To obtain copies of the company's Form 10-K, 10-Qs, or copies of quarterly earnings and other recent news releases issued by the company, please call toll-free 1.888.360.INFO (1.888.360.4636), 24 hours a day, seven days a week. 360 Communications' news releases are also available through PR Newswire and can be accessed by calling (800) 578-7888, #111849. 360's Internet address is www.360.com.